UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 9, 2019

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	IMH	NYSE American
Preferred Stock Purchase Rights	IMH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02                                           Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2019, Impac Mortgage Holdings, Inc. (the “Company”) and Rian Furey entered into a Separation and Release Agreement (the “Separation Agreement”) whereby the parties agreed that Mr. Furey’s last day of employment at the Company will be August 16, 2019.  Rian Furey served as Chief Operating Officer and President of Direct Lending.  Pursuant to the Separation Agreement, the Company will pay Mr. Furey a severance payment of an aggregate of $250,000 in two equal installments on September 11, 2019 and November 11, 2019.  The Company will also reimburse healthcare coverage under its group health plan for Mr. Furey and his dependents until September 30, 2019.  Mr. Furey will not be eligible to receive a bonus with respect to any portion of the Company’s 2019 fiscal year. All unvested stock options will be forfeited and vested stock options will remain exercisable until the earlier of November 14, 2019 and the expiration date of such stock option. Mr. Furey holds options exercisable for 10,000 shares of common stock at an exercise price per share of $9.99.

The above description is qualified in its entirety by reference to the complete terms and conditions of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01                                           Other Events.

On August 9, 2019, Nima J. Vahdat was appointed General Counsel of the Company.  Mr. Vahdat joined the Company in June 2018 as SVP, Chief Compliance Officer and Associate General Counsel. He will remain as Chief Compliance Officer in addition to his role as General Counsel.  Prior to joining Impac, since March 2015, Mr. Vahdat was SVP, Associate General Counsel, Fair & Responsible Lending Officer at loanDepot.com, LLC and from October 2010 until 2015, he was at Discover Financial Services last serving as VP & Senior Counsel, Regulatory Center of Excellence.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit	Description
10.1	Confidential Separation and Release Agreement executed August 14, 2019 between Rian Furey and Impac Mortgage Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: August 16, 2019

	By:	/s/ Brian Kuelbs
	Name:	Brian Kuelbs
	Title:	EVP & Chief Financial Officer